Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints K. Bruce Lauritsen and R.J. Klosterman, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may all fully do or cause to be done by virtue hereof.



DATE                                                   SIGNATURE/TITLE


Date:  March 14, 2000                              /s/ John R. Easter
       --------------               ------------------------------------------------------
                                                       John R. Easter
                                          CHAIRMAN, BOARD OF DIRECTORS AND DIRECTOR


Date:  March 14, 2000                            /s/ K. Bruce Lauritsen
       --------------               ------------------------------------------------------
                                                     K. Bruce Lauritsen
                                     DIRECTOR, PRINCIPAL EXECUTIVE OFFICER AND PRESIDENT


Date:  March 14, 2000                           /s/ Edward J. Monaghan
       --------------               ------------------------------------------------------
                                                     Edward J. Monaghan
                                                          DIRECTOR


Date:  March 14, 2000                            /s/ James R. Richardson
       --------------               ------------------------------------------------------
                                                     James R. Richardson
                                                          DIRECTOR


Date:  March 14, 2000                              /s/ R.J. Klosterman
       --------------               ------------------------------------------------------
                                                       R.J. Klosterman
                                    CHIEF FINANCIAL OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                              AND PRINCIPAL ACCOUNTING OFFICER


Date:  March 14, 2000                            /s/ Jeffrey T. Bertsch
       --------------               ------------------------------------------------------
                                                     Jeffrey T. Bertsch
                                                          DIRECTOR


Date:  March 14, 2000                             /s/ Patrick M. Crahan
       --------------               --------------------------------------------
                                                      Patrick M. Crahan
                                                          DIRECTOR






Date:  March 14, 2000                              /s/ L. Bruce Boylen
       --------------               ------------------------------------------------------
                                                       L. Bruce Boylen
                                                          DIRECTOR


Date:  March 14, 2000                            /s/ Thomas E. Holloran
       --------------               ------------------------------------------------------
                                                     Thomas E. Holloran
                                                          DIRECTOR


Date:  March 14, 2000                              /s/ Marvin M. Stern
       --------------               ------------------------------------------------------
                                                       Marvin M. Stern
                                                          DIRECTOR


Date:  March 14, 2000                               /s/ Lynn J. Davis
       --------------               ------------------------------------------------------
                                                        Lynn J. Davis
                                                          DIRECTOR